As filed with the Securities and Exchange Commission on April 29, 2026

Registration Nos.  333-239745

811-21742

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No. 6  ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 41  ☒

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P. O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life

A Flexible Premium

Adjustable Variable Life

Insurance Policy

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142 Phone Number:

1-800-832-7783 (8:30 A.M. and 5:00 P.M.,

Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Separate Account E.

This prospectus describes an individual Flexible Premium Adjustable Variable Life Insurance Policy (the “Policy”) that is offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E” or “Separate Account”). The premiums under this Policy may be invested in the Subaccounts of Separate Account E that invest, at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under the Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds.” Premiums may also be allocated to Our Fixed Account.

The Policy is no longer available for new sales. Existing Policyowners may continue to make additional premium payments.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the investment options under Separate Account E that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The availability of investment options, Policy benefits, or other Policy features described in this prospectus may vary depending on the broker-dealer through which Your Policy was purchased. See Appendix C: Financial Intermediary Variations.

The date of this prospectus is May 1, 2026.

i

GLOSSARY OF SPECIAL TERMS

Frequently used terms You need to know to understand this Policy are defined below. The meaning of other terms in the Policy are defined in the context of the paragraph in which they first appear.

Administrative Office is the office to which Notices, correspondence requests and payments must be sent. The address for the Administrative Office is: Nassau Life Insurance Company, P.O. Box 22012, Albany New York 12201 (or 15 Tech Alley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). We will notify You in writing and provide You with an address if We designate another office for policy administration and/or the receipt of Notices, correspondence, requests and payments.

Application is the application (including supplemental applications) for this Policy which are attached to and made a part of this Policy.

Age is the Insured’s age on his or her last birthday.

Beneficiary is the party(ies) named in the Application to whom the Death Proceeds are to be paid upon the Insured’s death, unless changed later as provided in the Policy.

Business Day means each day the NYSE is open for regular trading

Company (also “we”, “us” or “our”) means Nassau Life Insurance Company.

Face Amount is the dollar amount of insurance coverage You select. It is part of the calculation of the Death Proceeds. The current minimum Face Amount for a Policy is $100,000.

Fixed Account Accumulation Value is the Accumulation Value in the Fixed Account.

Fund(s) are Portfolios of open-end management companies registered under the Investment Company Act of 1940, as amended (the “Act”) that are offered as investment options under the Policies. The Subaccounts purchase shares of designated investment portfolios of a Fund with the assets of the Separate Account.

General Account consists of all assets of the Company other than those allocated to any Separate Account of the Company.

Insured is the named person upon whose death the Death Proceeds are paid.

Issue Date is the date the Policy is issued. It is the date from which certain policy provisions are measured.

Loan Account Accumulation Value is the Accumulation Value that is transferred to Our General Account that corresponds to Policy loans You take. It is increased by Policy loans and decreased by loan repayments.

Maturity Date is the date on which this Policy terminates if the Insured is still living and if this Policy has not been surrendered or lapsed.

Monthly Deduction is the total of the charges due and payable on each Monthly Deduction Date including the policy charge, the cost of insurance charge, the separate account charge, the face amount charge and any charges for additional benefit riders. When the Waiver of Specified Monthly Deduction Rider is in effect, the Monthly Deduction is comprised of the separate account charge alone.

Monthly Deduction Date is the date of each one-month interval as measured from the Issue Date on which the monthly policy charges/premiums are charged to the Total Accumulation Value.

Net Premium is the premium less the Premium Charge.

Net Surrender Value is equal to the Surrender Value less any Policy loan balance.

NYSE means the New York Stock Exchange

Notice is a signed, written communication providing information We need. We may authorize in advance another manner of communication at Our discretion. All Notices to Us must be sent to Our Administrative Office and received in good order acceptable to Us.

Policyowner (also “You” or “Your”) is the person who is entitled to the ownership rights under this Policy, unless changed in accordance with Our policies.

Policy Anniversary is the date of each one-year interval as measured from the Issue Date.

Policy Months are successive one-month periods measured from the Issue Date. Policy Quarters are successive three-month periods measured from the Issue Date. Policy Years are successive twelve-month periods measured from the Issue Date.

Policy Schedule are the pages of this Policy so titled which show the Policy Owner(s), Insured, benefits, premiums and other information.

Right to Examine Period is the period of time available to You to review Your Policy and cancel it for a refund of premiums paid. The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).

SEC means the Securities and Exchange Commission.

Specified Monthly Deduction is the Monthly Deduction plus the premium charge and excluding the separate account charge.

Subaccount means a subaccount of Separate Account E. Each subaccount invests in a designated Fund.

Subaccount Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts to which You have allocated.

Surrender Value means the Unloaned Accumulation Value less the applicable surrender charge.

Total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account and the Loan Account.

Unloaned Accumulation Value is the sum of the Accumulation Values in each of the Subaccounts and the Fixed Account.

Valuation Day means any day on which the NYSE is open for trading and on which We are open for business.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first fifteen Policy Years, a surrender charge will apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to $49.62 per $1,000 of Face Amount surrendered or decreased.

For example, for a Policy with a $100,000 Face Amount, the maximum full surrender charge would be $4,962.00.

Fee Tables; Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

●   A premium charge is deducted from each premium payment.

●   There is a $25 charge for each partial surrender.

●   A Transfer Fee of up to $10 is applied on the 5th or 6th transfer in any Policy Year.

●   We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automated Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

●   If You have elected the optional accelerated death benefit rider, an administrative fee of $150 is applied upon a request for an accelerated death benefit.

Fee Tables; Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, Separate Account charge, Face Amount charge, monthly Policy charge, loan interest (if You take a Policy loan) and the charge for any optional rider You have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.	Fee Tables; Fees, Charges and Expenses; Appendix A: Funds Available Under the Policy

FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

	Annual Fee	MIN.	MAX.
	Investment options (Underlying fund fees and expenses)*	0.18%	0.86%
* As a percentage of underlying fund assets. The fees of the underlying funds are as of December 31, 2025. Fund fees and expenses vary over time.

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

●   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●   We may apply a surrender charge with respect to any surrender You make from the Policy.

●   A surrender may also reduce Your Policy’s Face Amount and Death Benefit, and may have adverse tax consequences.

●   You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

●   Tax deferral is generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Surrenders and Partial Withdrawals; Fees, Charges and Expenses
Risks Associated with Investment Options

●   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose. Performance will vary among the Funds.

●   Each Fund (as well as the Fixed Account) has its own unique risks.

●   You should review the investment options before making an investment decision.

Principal Risks of Investing in the Policy; The Fixed Account; Appendix A: Funds Available Under the Policy

RISKS		LOCATION IN PROSPECTUS
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171.	Principal Risks of Investing in the Policy; Nassau Life Insurance Company
Policy Lapse	Your Policy will remain in force only as long as the Net Surrender Value is enough to pay the Monthly Deduction due on the Monthly Deduction Date. If the Net Surrender Value is no longer enough to pay the Monthly Deduction, the Policy may lapse, or end. Surrenders, loans (and associated loan interest), failure to make premium payments, fees and charges, and poor investment performance can negatively affect Surrender Value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges. You may request reinstatement, but there is a cost associated with reinstating a lapsed Policy.	Principal Risks of Investing in the Policy; Lapse; Reinstatement
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

●   NNY reserves the right to remove or substitute Funds available under the Policy.

●   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

●   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

●   You may not allocate more than 50% of Your net premiums to the Fixed Account.

●   We reserve the right to limit transfers if frequent or large transfers occur.

●  The availability of investment options may vary depending on the broker-dealer through which Your Policy was purchased.

The Fixed Account; The Subaccounts; Allocation of Net Premiums to Investment Options; Appendix C: Financial Intermediary Variations
Optional Benefits	● Except as otherwise provided, optional benefits may not be modified or terminated by us.	Optional Insurance Riders;

	● The availability of Policy benefits may vary depending on the broker-dealer through which Your Policy was purchased.	Other Benefits Available Under the Policy;

Appendix C: Financial Intermediary Variations

TAXES		LOCATION IN PROSPECTUS
Tax Implications

●   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

●   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

●   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59½.

Federal Tax Information
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, and any fees or penalties to terminate the existing policy, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders and/or fully surrender the Policy at any time, the Policy should not be viewed as a highly liquid investment. In that regard, surrenders can result in You being assessed a surrender charge, which can be a significant amount, in addition to applicable income taxes and tax penalties. Failure to hold the Policy for the long-term also would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

Premiums

The Policy is a flexible premium policy, under which You have flexibility in terms of the amount and timing of the premium payments You make. The only premiums You must pay are the issue premium and any payments that may be required to prevent Policy lapse. You should consult Your registered representative to discuss how much premium You should allocate to the Policy. The amount of premium You should allocate to the Policy can differ depending on what Your insurance and financial needs are. If You are buying the Policy purely for death benefit protection, You should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the Policy in force.

Death Benefit

Under the Policy, We will pay to Your designated Beneficiary the Death Benefit proceeds if the Policy is in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force. Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.

The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select).

Investment Options

The Subaccounts invest in corresponding underlying Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Total Accumulation Value (see “Accumulation Value”) and Death Benefit (see “The Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select, the proportion of Your Total Accumulation Value which You allocate to the Fixed Account and the interest rate paid on the Fixed Account.

You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Unloaned Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Unloaned Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Unloaned Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Additional information about each underlying Fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Policy Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances. The Policy may lapse as a result of unpaid loans and loan interest.

You may also fully surrender the Policy at any time while the Insured is living. A full surrender will terminate the Policy. The amount payable will be the Total Accumulation Value less the applicable surrender charge and any outstanding Policy loan balance, including any accrued loan interest. A surrender is a taxable event. You may request a partial withdrawal (also called a partial surrender) of a portion of the Policy’s Unloaned Total Accumulation Value at any time provided You meet Our requirements. Partial withdrawals will reduce Your Death Benefit, may be subject to Surrender Charges and other fees, and may have adverse tax consequences.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Additional Optional Benefits

Subject to availability in Your state, We offer optional benefits and insurance riders for additional benefits to the Policy. For any optional insurance rider You select, You will pay an additional monthly charge, and certain age, insurance underwriting requirements, limitations and restrictions may apply. The additional monthly charge for any optional rider You choose may impact the amount of the specified minimum monthly premiums associated with Your Policy’s no lapse guarantee. You may terminate a rider at any time and Your Monthly Deduction will be adjusted accordingly.

The following benefits may be available to You by rider. These riders are no longer available for purchase.

●	Accidental Death Benefit Rider

●	Waiver of Specified Monthly Deduction Rider

●	Children Term Life Insurance Rider

●	Spouse’s Term Life Insurance Rider

●	Accelerated Death Benefit Rider

●	Guaranteed Paid-Up Insurance Option Rider

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Charge Imposed on Premiums (Load)	Upon each premium payment	Maximum Charge: 8.00% of each Premium Paymet Current: 5.00% of each Premium Payment
Surrender Charge (Load)(1)	Upon full surrender of or any partial withdrawal from the Policy within the first 15 Policy Years	Minimum Charge(2) $0.97 per $1,000 of Face Amount surrendered or decreased Maximum Charge(3) $49.62 per $1,000 of Face Amount surrendered or decreased Representative Case(4) $21.68 per $1,000 of Face Amount surrendered or decreased
Partial Withdrawal Processing Fee	Upon any partial withdrawal from the Policy	$25.00
Transfer Fees(5) (Limit of 6 transfers in any 12- month period)	Upon each transfer in excess of four (4) per Policy Year	$10.00
Optional Rider Accelerated Death Benefit Rider Administrative Fee	Upon request for an accelerated death benefit (subject to the terms and conditions of the rider)	$150.00

(1)	The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk on the Issue Date and at the time of any increase in the Face Amount.
(2)	This minimum surrender charge is based on an Insured with the following characteristics: female, issue age 0, in the standard, non-tobacco underwriting class of risk in the fifteenth Policy Year. This minimum charge may also apply to Insureds with other characteristics.
(3)	This maximum surrender charge is based on an Insured with the following characteristics: male, issue age 58, in the standard, tobacco underwriting class of risk in the first Policy Year. This maximum charge may also apply to Insureds with other characteristics.
(4)	The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The surrender charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the surrender charges applicable to Your policy. More detailed information concerning Your surrender charges is available upon request.
(5)	The transfer fee applies to transfers of Accumulation Value among the Subaccounts and/or the Fixed Account excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Underlying Fund Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance(1)	Monthly

Minimum Charge(2)

Guaranteed maximum: $0.015 per $1,000 net amount at risk(4)

Current: $0.015 per $1,000 net amount at risk(4)

Maximum Charge(3)

Guaranteed maximum: $83.333 per $1,000 net amount at risk(4)

Current: $41.250 per $1,000 net amount at risk(4)

Representative Case(5)

Guaranteed maximum: $0.045 per $1,000 net amount at risk(4)

Current: $0.035 per $1,000 net amount at risk(4)

Separate Account Charge	Monthly	0.50% of Accumulation Value in the Subaccounts(6)
Face Amount Charge(1)	Monthly

Minimum Charge(7)

Guaranteed maximum: $0.017 per $1,000 of Face Amount

Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.000 thereafter

Maximum Charge(8)

Guaranteed maximum: $0.100 per $1,000 of Face Amount

Current: $0.100 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter

Representative Case(9)

Guaranteed maximum: $0.017 per $1,000 of Face Amount

Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter

Policy Charge	Monthly	$10
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy Loan	Effective annual rate of 1.00% of the outstanding loan(10)

Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges
Waiver of Specified Monthly Deduction Rider(11)(12)	Monthly	Minimum: 2.00% of Specified Monthly Deduction(13) Maximum: 65.00% of Specified Monthly Deduction(14) Representative Case: 5.50% of Specified Monthly Deduction(9)
Spouse Term Rider(12)	Monthly	Minimum: $0.055 per $1,000 of coverage(15) Maximum: $5.214 per $1,000 of coverage(16) Representative Case: $0.185 per $1,000 of coverage(17)
Children’s Term Rider(18)	Monthly	$0.464 per $1,000 of coverage
Accidental Death Benefit Rider(12)	Monthly	Minimum: $0.088 per $1,000 of coverage(19) Maximum: $0.132 per $1,000 of coverage(20) Representative Case: $0.088 per $1,000 of coverage(9)

(1)	Cost of insurance and Face Amount charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance and Face Amount charges applicable to Your policy. More detailed information concerning Your cost of insurance is available upon request.
(2)	This minimum cost of insurance charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(3)	This maximum cost of insurance charge reflects the annual cost of insurance rate per $1,000 of NAR for all rating classifications at age 120.
(4)	The net amount at risk (NAR) under a Policy is equal to the Policy’s Death Benefit on the Monthly Deduction Date divided by the monthly interest factor less the Total Accumulation Value at the beginning of the month prior to the deduction for the Cost of Insurance. The NAR may decrease or increase depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
(5)	The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The charge indicated is the rate We deduct monthly for the first year cost of insurance charge.
(6)	The monthly separate account charge is reduced to 0.25% after the first 20 Policy Years.
(7)	This minimum Face Amount charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(8)	This maximum Face Amount charge is based on an Insured with the following characteristics: male, age 65, in the standard, non-tobacco underwriting class of risk.
(9)	The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, low band non-tobacco underwriting class of risk.
(10)	The Policy loan interest rate is 6%. However, because We transfer an amount equal to the amount of the loan from the Separate Account to Our Loan Account, which is a part of Our General Account, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5.00% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1.00%.
(11)	The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any). The Specified Monthly Deduction does not include the separate account charge.

(12)	The charges associated with this optional rider will be determined based upon the Insured’s age, sex and underwriting class of risk. As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.
(13)	This minimum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: male, age 25, in the standard, non-smoker underwriting class of risk.
(14)	This maximum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: female, age 55, in the standard, non-smoker underwriting class of risk.
(15)	This minimum charge for the Spouse Term Rider is based on an Insured with the following characteristics: female, age 18, in the standard, non-smoker underwriting class of risk.
(16)	This maximum charge for the Spouse Term Rider is based on an Insured with the following characteristics: male, age 64, in the standard, smoker underwriting class of risk.
(17)	The representative case for the Spouse Term Rider is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-smoker underwriting class of risk.
(18)	The monthly charge for the Children’s Term Rider is for any and all children You have or may have and does not vary based on insurance characteristics.
(19)	This minimum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: female, age 20, in the standard, non-smoker underwriting class of risk.
(20)	This maximum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: male, age 60, in the standard, smoker underwriting class of risk.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document in Appendix A.

Annual Underlying Fund Expenses

	Minimum	Maximum
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)[1]	0.18%	0.86%

1	Fund expenses are as of December 31, 2025. Expenses shown may change over time and may be higher or lower in the future. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including Your principal investment and previous earnings. Interests in the Policy and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should be purchased only for the long-term. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Fund Option (Subaccount) Risk

Amounts that You allocate to the Funds (i.e., the variable investment options) are subject to the risk of poor investment performance. Generally, if the variable investment options you select make money, your Policy value goes up. If they lose money, your Policy value goes down. You bear the entire investment risk. Each variable investment option’s performance depends on the performance of its corresponding underlying Fund. Each Fund has its own investment risks, and You are exposed to a Fund’s investment risks when You invest in the corresponding variable investment option. Even a variable investment option investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the variable investment option level. We do not promise that the Funds will meet their investment objectives.

Fixed Account Risk

We guarantee that We will credit interest to amounts allocated to the Fixed Account. Subject to minimum guaranteed effective annual interest rates, We determine interest rates in our sole discretion. You assume the risk that an interest rate may not exceed the minimum guaranteed effective annual interest rate.

Constraints on Access to Your Accumulation Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living. The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would: (a) reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000); (b) reduce the Surrender Value to less than six times the most recent Monthly Deduction; or (c) reduce the Loan Value to less than the Policy loan balance. The maximum number of partial withdrawals allowed in a Policy Year is 12. Partial surrenders will be subject to surrender charges and may have adverse tax consequences. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there will be a decrease the Net Surrender Value, the death benefit and the Accumulation Value. The reduction due to a partial surrender would be in the same proportion as the partial surrender is to the Net Surrender Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

Your Policy will remain in force as long as the Net Surrender Value is enough to pay the Monthly Deduction due on the Monthly Deduction Date. If the Net Surrender Value is no longer enough to pay the Monthly Deduction, Your Policy may lapse, or end. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges. If Your Policy lapses, You may request reinstatement, but there is a cost associated with reinstating a lapsed Policy. Withdrawals, fees and charges, loans (and associated loan interest), insufficient premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse.

Transfer Risk

Transfers in and out of the Fixed Account are limited to one transfer per year and transfers among the Subaccounts are limited to no more than six per year. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%. Because of these restrictions on transfers, You should realize that Policy value You have allocated to the Fixed Account and the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account and with Our ability to pay the death benefit and the guarantees under any of the optional Policy riders. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Income Tax Considerations later in this prospectus.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the secure and effective operation of our computer systems and those of our business partners and service providers. As a result, our business may be subject to risks related to cybersecurity incidents and system failures. Cybersecurity incidents and system failures affecting us, third-party administrators, underlying funds, intermediaries, and service providers may adversely affect us and/or your Policy. For instance, such events may interfere with our administration of the Policy, including order processing; impact our ability to calculate unit values or other Policy values; or compromise confidential customer or business information. They also could subject us to regulatory fines, litigation, financial losses or reputational damage. Similar events may also impact the issuers of securities in which the underlying funds invest, which may cause your Policy to lose value. Financial services companies and their third-party service providers are increasingly the targets of cyberattacks. The methods and devices used to attack systems and networks evolve constantly and are growing more sophisticated (for example, through the use of artificial intelligence). Although we undertake preventative and detective measures to protect our systems from cyberattacks and systems failures, there can be no guarantee that such events will always be detected, prevented, and/or avoided in the future.

We may also be exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, military actions, or malicious acts, any of which could adversely affect our ability to conduct business, process Policy transactions, and otherwise administer the Policy. For example, such events could lead to delays in our processing of Policy transactions, including orders, and could negatively impact our ability to calculate unit values or other Policy values. They may also impact the issuers of securities in which the underlying funds invest, which may cause your Policy to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.

NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 8:30 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

We are obligated to pay all amounts promised to investors under the Policy, subject to our financial strength and claims-paying ability.

Separate Account E

We issue the Policies described in this prospectus through First Investors Life Variable Account E (“Separate Account E”). We established Separate Account E on September 30, 2004, under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

We segregate the assets of Separate Account E from the assets in Our general account (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account E. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.

All the income, gains and losses (realized or unrealized) allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Fixed Account

The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. All guarantees under the Policy supported by Our general account, including amounts allocated to the Fixed Account, are subject to Our financial strength and claims-paying ability. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least 2.00%, the minimum effective annual interest rate associated with Your Policy.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.

The interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the 1940 Act. These underlying Funds are not publicly traded and are offered only through the purchase of a Contract or another variable life or variable annuity Contract issued by NNY or by other insurance companies. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds may have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds and will have different portfolio holdings and fees. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE POLICY

HOW THE POLICY WORKS

The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers: (1) flexible premium payments where You decide the timing and amount of the payment; (2) a choice of two Death Benefit Options; (3) access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits); (4) the ability to increase or decrease the Policy’s Face Amount; (5) a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of investment options, consisting of the Subaccounts of the Separate Account and a Fixed Account with a guaranteed minimum interest rate. We will pay the designated Beneficiary the Death Benefit proceeds if the Policy is still in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force. Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.

The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select). The Death Benefit proceeds will be reduced by partial surrenders, any outstanding loans and accrued interest and any due and unpaid charges.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance Application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured’s insurability.

We conduct, at Our expense, standard underwriting, which may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.

If Your Application is accepted, We will credit Your Policy with the initial Net Premium on the Issue Date. Until such time, Your initial premium is held in Our General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any Application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s Issue Date.

PREMIUMS

The initial premium is the premium due on the Issue Date. The minimum amount of the initial premium is the minimum amount necessary for Us to issue a Policy and is determined by Your age, sex, underwriting classification and the Face Amount You select. Once You have purchased Your Policy, You can make premium payments as often as You like and for any amount You choose, within certain limits discussed below.

You will select a planned premium schedule in Your Application. The planned premium schedule is Our understanding of Your intention regarding premium payments at any particular time. You may change the amount and/or frequency of Your planned premium by giving Us Notice.

Our acceptance of Your planned premium schedule does not in any way imply or guarantee insurance coverage or any other benefit provided by this Policy will continue.

If Your planned premium schedule payment frequency is annual, semi-annual or quarterly, We will send You a premium reminder notice for the amount of the planned premium.

Regardless of the planned premium schedule, additional premiums may be paid at any time and in any amount, within certain limits discussed below. However, You should note carefully that the amount and frequency of premiums paid will affect values in this Policy and may affect the amount and duration of insurance.

If You have a Policy loan balance and payment is intended by You to be a Policy loan repayment, You must designate the payment as a loan repayment; otherwise We will credit the payment amount to the Policy as a premium payment and allocate the premium according to the allocation instructions You previously provided.

Premium Limits

The following limits apply to the premiums You may make:

●	Except in the case of an exchange from another MEC, We will not accept, within the first Policy Year, a premium that will cause this Policy to become a MEC. Please see the discussion of “Federal Tax Information” below for more on certain federal income tax aspects of MECs.

●	We will not accept a premium payment that is less than the minimum premium amount under Your Policy.

●	We reserve the right to request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium payments.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and/or the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

2.	Allocation percentages must add to 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent premiums will be allocated to the Fixed Account and/or the Subaccounts according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The Net Premium is credited to Your Policy on the Policy’s Issue Date and on the day We receive each additional premium from You. Your Net Premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets

Subject to the restrictions discussed below, You may change the allocation of Your Unloaned Accumulation Value (the value of the Subaccount Accumulation Value plus the Fixed Account Accumulation Value) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Unloaned Accumulation Value by written Notice, by telephone, or through participation in Our Systematic Transfer Option or Our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Unloaned Accumulation Value

You may transfer all or a portion of the Unloaned Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written Notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Unloaned Accumulation Value either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account. A transfer of Unloaned Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option

You may make transfers of Unloaned Accumulation Value as described above via telephone by calling (800) 832-7723. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option

You may request that a specified dollar amount of Unloaned Accumulation Value be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Unloaned Accumulation Value” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Unloaned Accumulation Value remaining in the originating Subaccount is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Value every Policy Quarter according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1.	The allocation percentage You have specified for that Subaccount; divided by

2.	The sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Unloaned Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Subaccount Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Unloaned Accumulation Value”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future not to exceed $10.

A transfer of Unloaned Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently reelect this option by providing Us with Notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts

The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six in any 12-month period (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or by telephone, and that complies with Our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Fund prospectuses, the Funds have policies and procedures to detect, deter and prevent frequent trading and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The Death Benefit is the amount We pay to the named Beneficiary upon the death of the Insured prior to the Maturity Date while this Policy is in force. The standard Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit, as described below. You may select between two options of the Basic Death Benefit.

The amount of the Death Benefit will depend upon the Face Amount of insurance coverage You select, the Death Benefit option You elect, the performance of the Subaccounts to which You allocate Your assets, the interest You earn on allocations, if any, to the Fixed Account and the amount of any Policy loans outstanding upon the death of the Insured. The death benefit is reduced for partial surrenders. If you own an optional insurance benefit under the Policy, an additional amount may be payable with the standard death benefit. See “Optional Insurance Riders.”

Face Amount

You select the Face Amount of insurance coverage when You purchase the Policy. Our current minimum Face Amount for a Policy is $100,000. The Face Amount of Your Policy affects the Death Benefit to be paid and the fees and charges You will pay under the Policy. You may request to increase or decrease the Face Amount, but You may not decrease the Face Amount below the minimum Face Amount.

Increasing the Face Amount - You may request an increase in the Face Amount by giving Us Notice. We will require evidence of insurability acceptable to Us, based on Our current published underwriting standards. The attained age of the Insured at the time of request must be less than the maximum issue age for this Policy. The minimum Face Amount increase is $50,000. The cost of insurance for each increase in the Face Amount will be based on the Insured’s attained age and underwriting risk class at the time the increase takes effect. An increase in Face Amount will result in a new table of surrender charges applicable to that increase (see “Surrender Charges”).

Before requesting an increase in the Face Amount, You should consider that any increase in the Face Amount will result in additional cost of insurance charges, additional surrender charges, and a new period for incontestability or certain suicide provisions applicable to the increase.

Decreasing the Face Amount - You may request a decrease in the Face Amount by giving Us Notice. You may not decrease the Face Amount below the minimum Face Amount of $100,000. Any decrease will go into effect on the Monthly Deduction Date that falls on or next follows receipt by Us of Your request. The decrease will first reduce prior increases in Face Amount in the reverse chronological order in which the increases occurred. After all prior increases in the Face Amount have been reduced, any additional decreases in the Face Amount will reduce the initial Face Amount provided under the original Application.

A decrease in Face Amount will be subject to surrender charges according to the table of surrender charges applicable to that portion of the Face Amount (see “Surrender Charges”). Before requesting a decrease in the Face Amount, You should consider that any decrease in the Face Amount may result in a surrender charge and a reduced Death Benefit.

Death Benefit

The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit. You may select between two options of the Basic Death Benefit.

Basic Death Benefit, Option A - the Face Amount of Your Policy on the date of the Insured’s death.

Basic Death Benefit, Option B - the Face Amount of Your Policy on the date of the Insured’s death plus the Total Accumulation Value on the date of the Insured’s death.

Minimum Death Benefit - The Minimum Death Benefit at any time is equal to the Total Accumulation Value divided by the net single premium per dollar of insurance. The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 2001 CSO Table for Policies for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Minimum Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Minimum Death Benefit will be smaller in relation to the Policy’s Total Accumulation Value than it was the year before.

Effect of Partial Withdrawals on the Death Benefit

The Death Benefit will be reduced by the amount of any partial withdrawal from the Policy. Thus, under Basic Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:

(a)	Is the Death Benefit immediately prior to the partial withdrawal; and

(b)	Is the amount of the partial withdrawal and any charge for the partial withdrawal.

Changing the Death Benefit Option

You may request a change in the Death Benefit Option by giving Us Notice. The change will go into effect on the Monthly Deduction Date on or next following the date We receive the request for change. We may require evidence of insurability prior to approving any change in Death Benefit Option that results in an increase in the net amount at risk at the time of such option change.

The following Death Benefit Option changes will not require evidence of insurability subject to the conditions outlined.

If You request a change from Basic Death Benefit, Option B to Basic Death Benefit, Option A, the Face Amount under Death Benefit, Option A will be increased to equal the Death Benefit available under Basic Death Benefit, Option B on the effective date of change.

If You request a change from Basic Death Benefit, Option A to Basic Death Benefit, Option B, and the Face Amount exceeds the Death Benefit less the Total Accumulation Value, the Face Amount will be decreased so that it equals the Death Benefit less the Accumulation Value on the effective date of the change. Such a change will not be allowed if the resulting Face Amount is less than Our minimum Face Amount.

No more than one Death Benefit Option change will be permitted in a 12 month period.

Death Benefit Proceeds

The Death Benefit proceeds under this Policy will be the sum of:

1.	The Death Benefit; plus

2.	Any insurance on the life of the Insured provided by optional benefit riders; less

3.	The amount needed to keep this Policy in force to the end of the Policy Month of death, if the Insured died during the Policy Grace Period; less

4.	Any Policy loan balance.

Generally, We pay the Death Benefit within seven days after We receive due proof of death and/or any other documentation We require at Our Administrative Office. We credit interest on the Death Benefit proceeds from the date of death until We pay the Death Benefit. The Death Benefit proceeds will be paid in one lump sum, unless the Policy’s death benefit proceeds exceed $1,000 and You elect a settlement option described below (see “Settlement Options”). Prior to the Insured’s death, You can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if You did not make an election, the Beneficiary may apply the Death Benefit proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with Your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

The availability of Policy benefits may vary depending on the broker-dealer through which Your Policy was purchased. See Appendix C: Financial Intermediary Variations.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	● Minimum transfer amount is $100 ● Not available for the Fixed Account ● Program transfers do not count toward annual transfer limit ● Program may be discontinued or modified in the future
Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Payment allocation	Standard

●  Not available for the Fixed Account

●  A transfer request made while this option is in effect cancels enrollment

●  Program transfers do not count toward annual transfer limit

●  Program may be discontinued or modified in the future

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Policy Loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

●  We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and Net Surrender Value

●  Amounts taken as a Policy loan

(a)  do not participate in the performance of the variable investment options;

(b)   reduce the Policy value, Net Surrender Value and death benefit;

(c)   increase the risk of lapse; and

(d)  may have tax consequences

Accidental Death Benefit Rider (no longer available)	Pays additional death benefit if insured dies from accidental bodily injury	Optional

●  Rider can be elected only on the Policy issue date

●  Issue age must be 60 or younger

●  The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage from all other insurance companies

●  Death must occur before Policy anniversary when the Policy Insured attains age 70

Waiver of Specified Monthly Deduction Rider (no longer available)	Waives the Specified Monthly Deduction if insured is totally disabled	Optional

●  Rider can be elected only on the Policy issue date

●  Separate Account Charge is not waived

●  If total disability commences after the Policy Anniversary on which the Policy Insured attains age 60, the waiver will continue no later than the Policy Anniversary on which the Policy insured attains age 65

●   Does not guarantee that the Policy will not lapse

Children’s Term Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on qualified children of Policy Insured	Optional	● Rider can be elected only on the Policy issue date ● Rider terminates on Policy anniversary when the Policy Insured attains age 65

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Spouse’s Term Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on spouse of Policy Insured	Optional

●  Rider can be elected only on the Policy issue date

●  Only available in an amount of $25,000

●  Spouse may not be 10 years or more older nor younger than Policy Insured

●  Premiums are level for an initial 20-year period and increase for subsequent level 20-year periods or to the termination date of the rider if earlier

Accelerated Death Benefit Rider (no longer available)	Allows You request a one-time acceleration of a portion of the Policy’s Death Benefit if the Policy Insured has a life expectancy of twelve months or less	Optional

●  Rider can be elected only on the Policy issue date.

●  Minimum accelerated death benefit You may be request is 25% of the Death Benefit

●  Maximum accelerated death benefit You may request is lesser of 80% of the Death Benefit or $250,000 including all other accelerated death benefit amounts under all policies issued by Us on the life of the Policy Insured

●  Remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit.

●  The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit

●  Receiving benefits under rider may affect the Policy Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs

Guaranteed Paid-Up Insurance Rider (no longer available)	Allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from the Policy	Optional

●  Rider can be elected only on the Policy issue date

●  Upon election, all additional benefits attached to this Policy will terminate unless otherwise provided

●  Upon election, Your insurance benefits will not vary with the investment return

ACCUMULATION VALUE

Determining Your Total Accumulation Value

The Total Accumulation Value of this Policy at any time is equal to the Subaccount Accumulation Value plus the Fixed Account Accumulation Value plus the Loan Account Accumulation Value. This amount is allocated based on the instructions You give Us. A number of factors affect Your Policy’s Total Accumulation Value, including, but not limited to:

●	the amount and frequency of Your premium payments;

●	the investment experience of the Subaccounts You choose;

●	the interest credited on the amount You allocate to the Fixed Account, if any;

●	the Policy loan balance;

●	the amount of any partial withdrawals You make (including any charges You incur as a result of such withdrawals); and

●	the amount of charges We deduct.

The Subaccount Accumulation Value plus the Fixed Account Accumulation Value is referred to as the Unloaned Accumulation Value.

Determining Your Subaccount Accumulation Value

The value You have in each Subaccount at any time is equal to the number of units Your Policy has in that Subaccount, multiplied by that Subaccount’s unit value. The Subaccount Accumulation Value is equal to the sum of the value You have in each Subaccount.

We determine the unit value for each Subaccount at the regularly scheduled close of business of the NYSE (normally 4:00 P.M., Eastern Time), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund and reported to Us by the Fund’s investment adviser. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

The unit value of a Subaccount on any Valuation Day is equal to the unit value on the previous Valuation Day, multiplied by the net investment factor for that Valuation Day. The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value per share of the designated Fund at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution declared by the Fund since the previous Business Day, less the per share amount of any taxes deducted by Us; and

(b)	is the net asset value per share of the designated Fund on the previous Business Day.

Determining Your Fixed Account Accumulation Value

On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial Net Premium less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account. The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1.	the Fixed Account Accumulation Value on the previous Monthly Deduction Date;

plus the sum of the following transactions that have occurred since the last Monthly Deduction Date:

2.	any additional Net Premiums allocated to the Fixed Account;

3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan; and

4.	interest accrued on the Fixed Account Accumulation Value, at the daily equivalent of the Fixed Account interest rate;

less the sum of the following transactions that have occurred since the last Monthly Deduction Date:

1.	the portion of the Monthly Deduction for the current Policy Month allocated to the Fixed Account;

2.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and

3.	any partial withdrawals allocated to the Fixed Account.

SURRENDERS AND PARTIAL WITHDRAWALS

Policy Surrenders

You may fully surrender the Policy at any time while the Insured is living for its Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest (“Net Surrender Value”). A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us. The amount payable will be the Net Surrender Value that We next compute after We receive the surrender request at Our Administrative Office in good order. You should note that because the Total Accumulation Value of the Policy fluctuates with the performance of the Subaccounts and the interest credited to the Fixed Account, and because a surrender charge may apply, the Net Surrender Value may be more or less than the total premium payments You have made less any applicable fees and charges. Upon a full surrender, Your Policy will terminate.

Partial Withdrawals

You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living. The partial withdrawal will be effective on the Business Day We receive Your Notice in a form acceptable to Us.

The Amount and Frequency Permitted for Partial Withdrawals

The minimum amount that You must request for a partial withdrawal is set forth in Your Policy Schedule. The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would:

(a)	reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000);

(b)	reduce the Surrender Value to less than six times the most recent Monthly Deduction; or

(c)	reduce the Loan Value to less than the Policy loan balance.

The amount of the partial withdrawal and any charge for the partial withdrawal will be deducted from the Total Accumulation Value. Unless You instruct Us otherwise, We will withdraw these amounts from the Subaccounts and/or Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and the Fixed Account Accumulation Value bears to the Unloaned Accumulation Value.

The maximum number of partial withdrawals allowed in a Policy Year is 12.

The Effect of Partial Withdrawals

The Death Benefit will be reduced by the amount of the partial withdrawal. Thus, under Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:

(a)	is the Death Benefit immediately prior to the partial withdrawal; and

(b)	is the amount of the partial withdrawal and any charge for the partial withdrawal.

The Face Amount reduction, if any, resulting from a partial withdrawal will be subject to a surrender charge as described under “Decreases in Face Amount.” However, there is no surrender charge associated with a partial withdrawal under Basic Death Benefit, Option B.

For example, under Basic Death Benefit, Option A, a policyholder with an Unloaned Accumulation Value of $50,000 and Face Amount equal to the Death Benefit of $150,000 may choose to take a partial withdrawal of $5,000. Including the $25 partial withdrawal fee, the Death Benefit would be reduced by $5,025. After taking the withdrawal, the Policy would have an Unloaned Accumulation Value of $44,975, a Face Amount of $144,975, and a Death Benefit of $144,975.

We will deduct any applicable surrender charge from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested. The surrender charge will be apportioned and the Face Amount of the Policy will be reduced on the same basis and in the same order as described above under “Surrender Charge.”

We charge a $25.00 partial withdrawal processing fee to process each partial withdrawal. We will deduct this charge from the Total Accumulation Value remaining after the partial withdrawal. To the extent there is a balance remaining, the charge will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Total Accumulation Value prior to the partial withdrawal. Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts. We may defer payment of partial withdrawal proceeds under the conditions described in “Payment and Deferment”.

A request for a partial withdrawal in an amount that would result in a failure to continue to qualify the Policy for the Monthly No Lapse Premium Guarantee will not be processed without Your consent to terminate the Monthly No Lapse Premium Guarantee as of the date the partial withdrawal is made.

POLICY LOANS

If You meet the terms of the Policy and Our procedures, You may borrow up to 75% of the Surrender Value of the Policy during the first three Policy Years and 90% of the Surrender Value of the Policy after the first three Policy Years (We refer to these amounts as the “Loan Value”), if You assign Your Policy to Us as sole security. The amount available to You as a loan at any time is the Loan Value less any existing Policy loan balance, any loan interest to the next Policy Anniversary, and the Monthly Deductions to the next Policy Anniversary.

We charge daily interest on the outstanding loan amount at an effective annual rate of 6.00% compounded on each Policy Anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a loan unless it is at least $500. You may repay all or a portion of any loan and accrued interest at any time. The minimum loan repayment amount is $100 or the Policy loan balance, if less. You must designate a loan repayment as such. Any payment We receive from You that is not designated as a loan repayment will be credited to the Policy as a premium payment and will be allocated according to the allocation instructions You previously provided.

When You take a loan, We transfer a portion of the Unloaned Accumulation Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account, if applicable, in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Unloaned Accumulation Value of the Policy as of the date of the loan. While the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5.00% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1.00%.

A Policy loan reduces the Death Benefit and the Surrender Value by the amount of the loan. A Policy loan may also permanently affect the Unloaned Accumulation Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the loan account at the assumed interest rate of 5.00%. Thus, even if it is repaid, a Policy loan may have a negative impact on the Unloaned Accumulation Value if the actual net investment returns of the Subaccounts You have selected exceed the assumed interest rate of 5.00%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Unloaned Accumulation Value from the Subaccount(s) and/or the Fixed Account to the General Account. We will credit loan repayments to each Subaccount and/or the Fixed Account in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from the Death Benefit or New Surrender Value payable to You or Your Beneficiary.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Net Surrender Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

TERMINATION

The Policy will terminate upon the sooner of:

●	the date the Policy is fully surrendered (see “Surrenders”);

●	the date the Policy lapses because of insufficient funds to pay Our fees and charges;

●	the date of the Insured’s death (see “Death Benefit”); or

●	the Maturity Date.

Maturity Date

The Policy will terminate if the Insured is still living and attains the age of 120. Upon reaching the Maturity Date, We will terminate the Policy and pay to You the Total Accumulation Value, less any Policy loan balance.

Lapse

The Policy will terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that a no lapse period or grace period applies as discussed below.

Please note that this Policy offers an optional Waiver of Specified Monthly Deduction Rider for an additional charge. Even if You select this rider and it is in effect, Your Policy may lapse. Under the terms and conditions of the rider, in certain circumstances, We will waive a portion of Your Monthly Deduction (an amount We call the Specified Monthly Deduction). The portion of Your Monthly Deduction that We will waive does not include the separate account charge. Thus, even if this rider is in effect, You will be charged a Monthly Deduction (which will be comprised of the separate account charge only) and Your Policy may terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that the Monthly No Lapse Premium Guarantee, No Lapse Guarantee Grace Period or Policy Grace Period applies as discussed below. Your ability to pay the Monthly Deduction (i.e., the separate account charge) may be affected by the investment performance of the Subaccounts You have selected, insufficient payment of premiums, and any Policy loans You have outstanding.

Monthly No Lapse Premium Guarantee

The Monthly No Lapse Premium Guarantee ensures that the Policy will remain in force during the first 10 years even if on a Monthly Deduction Date, the Unloaned Accumulation Value is less than the Monthly Deduction. In order for the Monthly No Lapse Premium Guarantee to remain in effect, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them must at all times at least equal the sum of the Monthly No Lapse Premiums applicable since the Issue Date. The amount of the Monthly No Lapse Premiums is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy. We will adjust the amount of the Monthly No Lapse Premium as necessary to reflect Policy changes.

When the Policy is in force under the Monthly No Lapse Premium Guarantee and the Unloaned Accumulation Value is zero, Monthly Deductions will accumulate as due and unpaid. When the Unloaned Accumulation Value next becomes positive, the Monthly Deductions accumulated as due and unpaid will be deducted.

You are not required to pay the Monthly No Lapse Premiums on a monthly-basis, but the aggregate amount of the premiums You have paid must be equal to or greater than the sum of the Monthly No Lapse Premiums applicable since the Issue Date. If on any Monthly Deduction Date, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them does not equal or exceed the accumulated Monthly No Lapse Premiums, this provision will terminate after the expiration of the No Lapse Guarantee Grace Period described below.

No Lapse Guarantee Grace Period

If on a Monthly Deduction Date occurring more than 61 days prior to the end of the 10-year no lapse period, the sum of Your premiums paid minus any Policy loan balance, loan interest due and any partial withdrawals and charges for them does not equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date, a No Lapse Guarantee Grace Period will be allowed for the payment of an additional premium to keep the Monthly No Lapse Premium Guarantee in effect. The additional premium that must be paid is the amount that is needed for the sum of Your premiums paid minus any Policy loan balance, loan balance due and any partial withdrawals and charges for to equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date at the end of the No Lapse Guarantee Grace Period. If the amount of premium required is not paid by the end of the No Lapse Guarantee Grace Period, the Monthly No Lapse Premium Guarantee will terminate and may not be reinstated at a later time.

Policy Grace Period

If the Monthly No Lapse Premium Guarantee is not in effect, then this Policy will enter the Policy Grace Period if on a Monthly Deduction Date, the Net Surrender Value is insufficient to cover the Monthly Deduction due.

A Policy Grace Period of 61 days will be allowed for the payment of premium needed to keep this Policy in force. The minimum premium required to keep this Policy in force is three times the Monthly Deduction due on the date of insufficiency.

This Policy will stay in force during the Policy Grace Period. At least 30 days before the end of the Policy Grace Period, We will send You a notice of the required premium due. If the amount specified in the notice is not paid within the Policy Grace Period, this Policy will terminate without value at the end of the Policy Grace Period.

If the Insured dies during the Policy Grace Period, the amount needed to keep this Policy in force to the end of the Policy Month of death will be deducted from the Death Benefit proceeds.

Reinstatement

If the Policy lapses, You may apply for reinstatement within three years of lapse. A Policy surrendered for cash may not be reinstated. To reinstate this Policy, We will require You to:

(1)	Present evidence acceptable to Us, which, in some cases, may involve standard underwriting, including a medical examination that the Insured is insurable at the same underwriting class as this Policy was originally issued;

(2)	Pay enough premium to keep this Policy in force for two months;

(3)	Pay or reinstate any Loan Balance; and

(4)	Pay all Monthly Deductions that were due and unpaid before the end of the Policy Grace Period.

We will send You the necessary Application and other requirements within 15 days after We receive Your reinstatement request. We may require that You return this Policy to Us in order to put the reinstatement into effect.

The reinstatement date will be the Monthly Deduction Date that falls on or next follows the date We approve the reinstatement Application.

SETTLEMENT OPTIONS

You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Payment of a Designated Amount - Payments in equal monthly, quarterly, semi-annual, or annual installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1⁄2% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in equal monthly, quarterly, semi-annual, or annual installments for up to 25 years, including interest at a rate of 2 1⁄2% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Payment of Life Income - We will pay the Policy proceeds in either equal monthly, quarterly, semi-annual or annual payments for as long as the payee is living. The amount of payment will depend on the age and sex of the payee. If the payee is not an individual, the amount of payment will depend on the age and sex of a Designated Person chosen by the payee and agreed to by Us. We will require acceptable proof of age for the payee or Designated Person.

We may require proof that the person on whose life the payments are based is alive when each payment is due. We may discontinue payments until We receive satisfactory proof of survival. Any of the following provisions may be chosen. If the amount of payments for different guaranteed periods is the same at any given age, We will deem the longer period to have been chosen.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

In addition to the fixed benefit settlement options listed above, You or Your Beneficiary may elect to leave the Policy proceeds with Us to accumulate interest. In order to elect this option the Policy proceeds must be at least $1,000.

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of no less than 1.00% per year, which may be increased by additional interest. Interest may be paid to You or Your Beneficiary monthly, quarterly, semi-annually or annually, as elected, or may be left with Us to accumulate. You or Your Beneficiary may withdraw part or all of the Policy proceeds, and any earned interest, at any time.

OPTIONAL BENEFITS AND INSURANCE RIDERS

Please note the optional benefits and insurance riders are no longer available for election.

Currently, the following optional benefits and insurance riders are available under the Policy. The following insurance riders may be included in a Policy in states where available. If You wish to elect one or more of these riders, You must do so at the time Your Policy is issued. Riders are subject to the payment of an additional monthly charge, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit Rider

You may purchase an accidental death benefit rider if the Policy Insured’s age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured’s accidental death benefit coverage in all other insurance companies.

For example, if the Insured dies from accidental bodily injury when the Insured is age 69 and does not have accidental death benefit coverage from any other insurance company, then the additional death benefit of the Face Amount, but no more than $200,000, would be paid. However, if the insured had accidental death benefit coverage of $50,000 from another insurance company, then the additional death benefit of the Face Amount, but no more than $150,000, would be paid.

Waiver of Specified Monthly Deduction Rider

Please note that due to the rules and regulations of various states, the terms and conditions of the rider may differ depending on where You reside. The discussion below describes the significant terms and conditions of the rider as they apply to the residents of most states. If, however, You reside in Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C., please see Appendix B for a discussion of the significant terms and conditions of the rider as they apply to You.

At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any). The Specified Monthly Deduction does not include the separate account charge. Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone. While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding. The waiver of Specified Monthly Deduction rider does not guarantee that Your Policy will not lapse. If on any Monthly Deduction Date the Net Surrender Value is insufficient to pay other deductions due, such as the separate account charge and loan interest, Your Policy may lapse.

Under the terms of the rider, if the Policy Insured becomes totally disabled:

●	Before the Policy Anniversary on which the Policy Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues. If the total disability continues to the Policy Anniversary on which the Policy Insured attains age 65, We will waive all further Specified Monthly Deductions due under the Policy.

●	After the Policy Anniversary on which the Policy Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues, but only up to the Policy Anniversary on which the Policy Insured attains age 65.

For the purposes of this rider, total disability means that the Policy Insured is unable to perform the substantial and material duties of their job due to sickness or accidental bodily injury for the first 24 months of the total disability. After the first 24 months of total disability, total disability means that the Policy Insured is unable to perform any of the substantial and material duties of their job for which they become reasonably suited by education, training or experience due to sickness or accidental bodily injury. The total disability must require the regular treatment by a licensed physician other than the Policy Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Policy Insured attains age 65, and continue for six consecutive months.

Prior to the approval of any claim, We have the right to have one or more physicians examine the Policy Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate a qualified physician to examine the Policy Insured at reasonable intervals at Our expense. Under the terms of the rider, You are required to give Us immediate notice when the Policy Insured recovers from the total disability.

In order to claim this benefit, both the rider and the Policy must be in force. The rider will terminate when the Policy terminates, the Policy Anniversary on which the Policy Insured attains age 65, or upon Your written request.

For example, if the Policy Insured becomes totally disabled at age 45, all Specified Monthly Deductions will be waived so long as the total disability continues. If the Policy Insured is no longer disabled, Specified Monthly Deductions will resume.

Children’s Term Life Insurance Rider

You may purchase life insurance on children of the Policy Insured who are qualified under the terms of the Rider. The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the Issue Date of the Policy are automatically insured as long as they are qualified under the terms of the Rider. The Rider coverage is convertible, without evidence of insurability to an individual policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.

For example, if the Policy Insured is age 45, has two qualified children age 3 and age 17, and you purchase $10,000 of coverage, there is $10,000 of coverage on each child. When the older Insured child turns 25, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability. When the Policy Insured attains age 65 and the younger Insured Child is age 23, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability.

Spouse’s Term Life Insurance Rider

You may purchase term life insurance on the Policy Insured’s spouse in the form of a Rider to the Policy. The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 or more years older or younger than the Policy Insured. The Rider coverage is convertible to a new plan of insurance without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the Rider or when the Policy Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider if earlier.

For example, if the Policy Insured is 45 and his spouse is 40, the rider would provide for a death benefit of $25,000 in the event of the Spouse’s death.

Accelerated Death Benefit Rider

You may request a one-time acceleration of up to 80% of the Policy’s Death Benefit if the Policy Insured has a life expectancy of twelve months or less. There is no cost or charge for this rider.

The minimum accelerated death benefit You may request is 25% of the Death Benefit under Your Policy. The maximum accelerated death benefit You may request is the lesser of 80% of the Death Benefit as of the date the first request is paid or $250,000, including all other accelerated death benefit amounts under all policies issued by Us on the life of the Policy Insured. Upon Your request for an accelerated death benefit, We will reduce the Death Benefit by a proportionate amount of any outstanding Policy loan balance and multiply the remainder by the amount of the acceleration percentage. We then deduct an administrative fee of up to $150. The amount of the accelerated death benefit will be paid to You in a single sum.

Any remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit. The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit. The coverage provided by this rider will end upon Your written request to cancel it, upon surrender of the Policy, or the date of the Policy Insured’s death.

You should be aware that receiving benefits under this rider may affect the Policy Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs. You should consult a tax advisor to consider any tax consequences that may arise when benefits are paid under this rider.

For example, if the Policy Insured becomes ill and has a life expectancy of nine months and the Death Benefit is $100,000, You could request an accelerated death benefit of between $25,000 and $80,000.

Guaranteed Paid-Up Insurance Option

This option allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from this Policy. You may elect this option by giving Notice to Us. Upon election of this option, all additional benefits attached to this Policy will terminate unless otherwise provided. You will not pay any further premiums nor will any further premiums be allowed. The Death Benefit Option will be Option A.

Upon receiving Your request, We will calculate the amount of Guaranteed Paid-Up Insurance based on the age of the Policy Insured at the time You elect this option, the net single premium mortality table and the net single premium interest rate under Your Policy (for a discussion of net single premiums, please see the section above titled “Minimum Death Benefit”). The amount of Guaranteed Paid-Up Insurance will be the lesser of:

1.	the amount of paid-up insurance purchased using the entire Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium; or

2.	the amount of paid-up insurance purchased using a portion of the Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium such that the amount at risk on the paid-up insurance is no greater than the amount at risk on this Policy on the date of election. The portion of the Surrender Value less any outstanding Policy loan balance not applied to provide the paid-up insurance will be paid to You.

You may choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above.

When You elect this option, the Unloaned Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return. Policy Values will continue to be calculated as described above with the following modifications:

1.	the monthly additional mortality charge, if any, and the policy charge will no longer be made;

2.	the guaranteed interest rate, the monthly interest factor and the guaranteed cost of insurance charges used in determining surrender values will be the based upon the Net Single Premium interest rate and the Net Single Premium table;

3.	the Additional Risk Percentage, if any, will no longer be applied; and

4.	surrender charges will no longer apply.

Once You elect this option, You may surrender Your Guaranteed Paid-Up Insurance at any time for its Surrender Value less any outstanding Policy loan balance. Your surrender request will be effective on the date We receive Your Notice and this Policy.

For example, if the entire Surrender Value of this Policy less any outstanding Policy loan balance is $100,000, You could purchase a paid up insurance policy with a net single premium of $100,000.

FEES, CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We deduct these fees and charges under the Policy in consideration for: (1) the services and benefits We provide; (2) the costs and expenses We incur; and (3) the risks We assume. The fees and charges deducted under the Policy may result in a profit to Us.

Transaction Fees

The following are the transaction fees and charges that We deduct.

Premium Charge

We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount. The current premium charge is 5.00% of each premium payment made. The guaranteed maximum premium charge is 8.00% of each premium payment made. We may change the current premium charge from time to time, but it will never exceed the guaranteed maximum premium charge.

The premium charge is intended to compensate Us for Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

Surrender Charges

We charge a surrender charge for any full surrender or partial withdrawal of Total Accumulation Value during the first 15 Policy Years, provided that in any Policy Year, you may make aggregate withdrawals of up to 9% of the Unloaned Accumulation Value as of the beginning of the Policy Year without incurring a surrender charge. The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk. The surrender charge is calculated per $1,000 of Face Amount surrendered or decreased.

Any increase in Face Amount that You request will be subject to new surrender charges based upon the Insured’s characteristics at the time of the request. Increases in Face Amount which automatically result from a change in Death Benefit Option will not be subject to new surrender charges.

The new surrender charges will apply only to the associated increase in Face Amount. When You request a full surrender or partial withdrawal, We will calculate the reduction in Face Amount by first reducing any requested increases in Face Amount that have not already been surrendered or decreased, in the reverse chronological order in which the increases were made, and then against the initial Face Amount which is still in effect. The surrender charge will be calculated based upon the initial surrender charges or the new surrender charges, as applicable.

The surrender charge will be deducted from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.

Partial Withdrawal Processing Fee

We charge a $25 processing fee for any partial withdrawal from the Policy to compensate Us for administrative costs related to processing Your partial withdrawal request. We will deduct this charge from the Unloaned Accumulation Value remaining after the partial withdrawal. To the extent there is a balance remaining, the fee will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Unloaned Accumulation Value prior to the partial withdrawal. Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.

Transfer Fees

We charge a $10 fee for transfers of the Unloaned Accumulation Value in excess of four per Policy Year, including those involving the Fixed Account but excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Periodic Charges

The following describes the fees and expenses that We may deduct periodically over the life of the Policy.

Monthly Deductions

Policy Charge

Each Monthly Deduction Date, We impose a policy charge for Our administrative expenses of $10 per month. We guarantee that this charge will not be more than $10. This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.

Cost of Insurance Protection

Each Monthly Deduction Date, We will deduct a charge for the cost of insurance protection. This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value. The cost of insurance charge is determined by the insurance rates applicable to Your Policy based upon Your age, sex underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification. The cost of insurance is equal to:

(a)	x (b) x [1+(c)] + (d), where:

(a)	is the monthly cost of insurance rate per $1,000 of net amount at risk;

(b)	is the net amount at risk;

(c)	is the additional risk percentage; and

(d)	is the monthly additional mortality charge.

Items (c) and (d) are applicable only if this Policy or a portion of this Policy is subject to a substandard underwriting classification.

The net amount at risk is equal to the Death Benefit as of the Monthly Deduction Date divided by 0.0016516 (the monthly equivalent of an effective annual rate of 2.0%), less the Total Accumulation Value as of the Monthly Deduction Date (before this cost of insurance).

The Death Benefit varies based upon the Death Benefit option chosen and the Total Accumulation Value. The Total Accumulation Value varies based upon the performance of the Subaccounts selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon Our underwriting of Your Policy. This determination is based on various factors including the Insured’s issue age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for Your Policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the net amount at risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

Separate Account Charge

Each Monthly Deduction Date, We deduct from the Subaccount assets attributable to Your Policy a monthly separate account charge for the benefits We provide and the costs We incur in connection with the Policy. The charge is calculated as a percentage of the assets You have allocated to the Subaccounts. This charge is deducted from each Subaccount according to the proportion of each account’s value to the Subaccount Accumulation Value. The guaranteed maximum separate account charge is an effective annual rate of 0.50% of Your Subaccount Accumulation Value. The current separate account charge is equal to an effective annual rate of 0.50% of Your Subaccount Accumulation Value for the first 20 years of the Policy, and 0.25% thereafter. We may change the current separate account charge from time to time, but it will never exceed the guaranteed maximum separate account charge for Your Policy.

The separate account charge is determined by multiplying the Subaccount Accumulation Value, after the deduction of the cost of insurance charge and any other monthly charges, by the monthly equivalent of the annual separate account charge percentage.

Face Amount Charge

Each Monthly Deduction Date, We will deduct a Face Amount charge. The charge is calculated based upon each $1,000 of Face Amount You select and may vary based upon Your age, sex and underwriting classification. The charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value. The guaranteed maximum charge for all years is $0.100 per thousand of Face Amount You select. The current charge is the same as the guaranteed charge for the first 10 years of the Policy, and then becomes $0.00 thereafter. We may change the current charge per thousand of Face Amount from time to time, but it will never exceed the guaranteed charge per thousand of Face Amount for Your Policy.

Optional Rider Charges

Each Monthly Deduction Date, We charge an additional monthly charge for each optional insurance rider that You select for Your Policy. See “Optional Riders” section of the table entitled “Periodic Charges Other Than Fund Operating Expenses” in the “Fee Tables” section of this Prospectus and Your Policy for more information on the additional monthly charge for each optional insurance rider.

Other Periodic Charges

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6.00% compounding on each Policy anniversary. Loan interest is due on each Policy Anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s Issue Date.

OTHER PROVISIONS

Right to Examine

You have a period of time to review Your Policy and cancel it for a refund of premiums paid (“Right to Examine Period”). The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction). At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Beneficiary

This is the person(s) You designate in the Application to receive the Death Benefits under the Policy upon the death of the Insured. You may change this designation, during the Insured’s lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us. An irrevocable Beneficiary designation cannot be changed without the written consent of such Beneficiary. A change of Beneficiary designation will revoke any previous designation.

Unless otherwise provided in the Beneficiary designation (1) if any Beneficiary dies before the Insured, that Beneficiary’s interest will pass to the remaining Beneficiaries according to their respective interests; or (2) if no Beneficiary survives the Insured, the Death Benefit proceeds will be paid in one lump sum to You, if You are still alive, otherwise, to Your estate.

Processing Transactions

Generally, transaction requests (such as loan repayments or reallocation requests) will be processed based on the Subaccount unit values computed as of the Business Day We receive them, if We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us) before the close of business on that day (normally, 4:00 P.M., Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day or on a non-Business Day, it will be deemed received and processed based on the unit values computed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

Under a Policy continued as Guaranteed Paid-Up Insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We will pay interest. We will pay the interest from the date of receipt of the request to the date We make payment.

Right to Exchange Options

The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance policy.

Exchange Option 1

Within the first 18 months after the Policy’s Issue Date, while this Policy is in force, You may exchange this Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. You must request such an exchange by giving Us Notice.

You do not need to provide evidence of insurability when exercising this option. The new policy will have a level Face Amount equal to the Face Amount of this Policy. The new policy will have the same Issue Date, Age, and underwriting class as this Policy and the same benefit riders only if such riders are available on the new policy. We base premiums for the new policy on the premium rates for the new policy that were in effect and the Insured’s attained Age on this Policy’s Issue Date. The new policy will be issued on a substantially comparable General Account plan of insurance. The new policy’s owner and beneficiary will be the same as those of this Policy on the effective date of the exchange.

Issuance of the new policy will be subject to the payment of a Required Amount. The Required Amount is equal to this Policy’s Total Accumulation Value plus all charges assessed to this Policy accumulated at the Net Single Premium interest rate minus the Gross Premiums of the proposed new policy accumulated at the Net Single Premium interest rate. If the Required Amount is positive, We pay that amount to You. If the Required Amount is negative, You pay that amount to Us. We will issue the new policy within 31 days of receiving both this Policy and any Required Amount at Our Administrative Office. If both this Policy and any Required Amount are not received by that time, Your request to exercise Your right to exchange policies will be considered withdrawn.

Exchange Option 2

If any Fund in which You are invested changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new policy will be issued at the attained Age of the Insured at the time of the exchange on a substantially comparable General Account plan of insurance. The Face Amount of the new policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1.	The Unloaned Accumulation Value of this Policy on the date of exchange if You elect to surrender this Policy; or

2.	The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Assignment

You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts.

We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

We will provide You with written notice regarding any significant changes.

Age and Sex

If the age or sex of the Insured has been misstated, Policy benefits will be adjusted to those that would be purchased by the most recent monthly deduction for the cost of insurance applied to the cost of insurance rate at the correct age or sex.

Incontestability

All statements made in the Application by or on behalf of the Insured are representations and not warranties. We may use any misstatements or misrepresentations to contest a claim or the validity of this Policy only if they are material and contained in the Application and a copy of such Application is attached to this Policy when issued or subsequent to issue, as applicable.

Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Issue Date. Any increase in Face Amount You request after the Issue Date will be incontestable after such increase has been in effect for two years during the lifetime of the Insured.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics. However, this prospectus describes the material features and benefits of the Policy.

We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment of Dividends

The Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of NNY.

Suicide

If the Insured commits suicide within two years from the Policy’s Issue Date, Our liability under the Policy is limited to all premiums paid less any indebtedness.

If the Insured dies by suicide within two years of the effective date of any increase in Face Amount requested by You, Our liability with respect to such increase will be limited to the total of the Monthly Deductions made for such increase.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. In the first Policy Year, We pay commissions of 99% on premiums paid up to the target premium and 6% on premiums paid in excess of the target premium. We pay commissions of 5% on all premiums paid thereafter. No other sales compensation is paid with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the separate account charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies. Your Policy is subject to a surrender charge if You fully or partially surrender the Policy. See “FEES, CHARGES AND EXPENSES—Surrender Charges” under “DESCRIPTION OF THE POLICY.” Proceeds received by NNY from any surrender charges imposed under the Policy may be used to reimburse NNY for sales and distribution expenses.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non- U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

●	The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

●	The growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial withdrawal of the Policy; and

●	Transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the “seven-pay” test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued, unless it is issued in exchange for a MEC. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial withdrawal, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial withdrawal after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial withdrawal exceeds Your basis in the Policy. In other words, partial withdrawals after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial withdrawal that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see “Lapse”).

In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from an MEC are treated as distributions and taxed accordingly. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59½ are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based on this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E.

We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and contractowners which invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because the Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the underlying Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, an underlying Fund may not change fundamental investment policies without the approval of a majority vote of that underlying Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions to Us for shares of the underlying Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

●	Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

●	Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

●	Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote underlying Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any underlying Fund that We hold through a Subaccount or directly at any underlying Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of underlying Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one underlying Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the underlying Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the underlying Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

NASSAU LIFE (NNY) – LEGAL PROCEEDINGS

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation:

The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification, which it later voluntarily dismissed. Oral argument was heard on FLIAC’s appeal on January 14, 2025. The Ninth Circuit thereafter filed its Opinion on April 1, 2025. More specifically, the decision reversed in part the district court's grant of summary judgment as to the declaratory relief claim, holding that the district court abused its discretion when declaring Siino's policy remained “valid,” due to the lack of causal evidence in the record, and affirmed the district court's decision in part on as to other issues raised on appeal. Although the substantive issues in the litigation have now been resolved, the parties are awaiting a final judgment from the district court that is consistent with the Ninth Circuit's decision.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company, which was granted on April 3, 2024. The stay was lifted on June 27, 2025, following the issuance of the Ninth Circuit's decision in Siino. After being granted leave to amend, Plaintiff filed its First Amended Complaint on December 18, 2025, dispensing with the class allegations and strategically narrowing the case to a single claim for alleged violations of California's Unfair Competition Law. FLIAC answered the First Amended Complaint on January 8, 2026, and contemporaneously filed a notice of waiver of the adequate-remedy-at-law defense in a bid to keep the case in federal court. On March 23, 2026, after the filing of an amended joint case management report, the case was remanded to state court. The Company is evaluating its options to appeal this decision. The Company continues to dispute the allegations in First Amended Complaint and will continue to vigorously defend this lawsuit.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, including to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

The availability of investment options may vary depending on the broker-dealer through which Your Policy was purchased. See Appendix C: Financial Intermediary Variations in the prospectus for more information.

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks current income consistent with low volatility of principal.	Nomura VIP Limited Duration Bond Series (Standard)[1] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.53%*	5.07%	1.87%	1.89%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Nomura VIP Total Return Series (Standard)[2] - Delaware Management Company, a series of Nomura Investment Management Business Trust Macquarie Investment Management Global Limited	0.76%*	12.97%	7.97%	6.83%
Seeks to provide capital growth and appreciation.	Nomura VIP International Core Equity Series (Standard)[3] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.86%*	24.55%	N/A	N/A
Seeks long-term capital growth.	Nomura VIP Opportunity Series (Standard)[4] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.83%*	8.81%	9.04%	9.25%
Seeks high current income.	Nomura VIP Fund for Income Series (Standard)[5] - Delaware Management Company, a series of Nomura Investment Management Business Trust Nomura Corporate Research and Asset Management Inc.	0.75%*	9.15%	4.20%	5.63%
Seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Nomura VIP Investment Grade Series (Standard)[6] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.61%*	6.75%	-0.56%	2.78%

A-1

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks capital appreciation.	Nomura VIP Small Cap Value Series (Standard)[7] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.74%	8.16%	9.26%	9.15%
Seeks long-term growth of capital.	Nomura VIP Growth Equity Series (Standard)[8] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.79%	8.72%	13.67%	15.05%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Nomura VIP Growth and Income Series (Standard)[9] - Delaware Management Company, a series of Nomura Investment Management Business Trust Macquarie Investment Management Global Limited	0.76%*	29.23%	16.22%	11.96%
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments.	Goldman Sachs VIT Government Money Mkt Fund (Institutional) - Goldman Sachs Asset Management, L.P.	0.18%*	4.20%	3.18%	2.11%

* This Fund's annual expenses reflect temporary fee reductions.

1 Formerly known as Macquarie VIP Limited Duration Bond Series.

2 Formerly known as Macquarie VIP Total Return Series.

3 Formerly known as Macquarie VIP International Core Equity Series.

4 Formerly known as Macquarie VIP Opportunity Series.

5 Formerly known as Macquarie VIP Fund for Income Series.

6 Formerly known as Macquarie VIP Investment Grade Series.

7 Formerly known as Macquarie VIP Small Cap Value Series.

8 Formerly known as Macquarie VIP Growth Equity Series.

9 Formerly known as Macquarie VIP Growth and Income Series.

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APPENDIX B

Waiver of Specified Monthly Deduction Rider

Please note that the discussion below describes the significant terms and conditions of the rider as they apply to the residents of Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C.

At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any). The Specified Monthly Deduction does not include the separate account charge. Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone. While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.

Under the terms of the rider, if the Insured becomes totally disabled before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.

For the purposes of this rider, total disability means that the Insured is unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation. The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 60, and continue for six consecutive months.

Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate one or more physicians to examine the Insured at reasonable intervals. Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.

In order to claim this benefit, both the rider and the Policy must be in force. The rider will terminate when the Policy lapses, the Policy Anniversary on which the Insured attains age 60, or upon Your written request.

B-1

APPENDIX C

Financial Intermediary Variations

There may be variations in the availability of investment options, Policy benefits, and other Policy features described in this prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer through which Your Policy was sold or continues to be serviced. For example, Your financial professional may not recommend a particular investment option or Policy benefit to You. Any such variations are unknown to us. Furthermore, based on several considerations - e.g., that We do not administer financial intermediary variations, the large number of broker-dealers through whom the Policies were distributed, and the terms of Our existing selling agreements - We cannot identify any such variations in this appendix without unreasonable effort or incurring unreasonable expense.

You should discuss with Your financial professional any limitations, restrictions, or other variations related to the investment options, Policy benefits, or other Policy features available to You through Your financial professional.

C-1

To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2026. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221953

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

OFFERED BY NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2026

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (8:30 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting Our website at www.nfg.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2026 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2026.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

i

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E’s assets are segregated from the assets of NNY, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, Two Financial Center, 60 South Street, Boston Massachusetts 02111, is the independent auditor for NNY.

KPMG LLP, Two Manhattan West, 375 9th Avenue, New York, NY 10001, is the independent registered public accounting firm for the Separate Account.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2023, 2024, and 2025, 1851 received underwriting commissions of $234,958, $221,939, and $199,109 respectively, in connection with the Variable Universal Life Policy and $125,648, $118,696, and $106,486, respectively, in connection with the SPVL Modified Single Premium Variable Life Insurance Policy.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

1

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid
2023	$17,040.24
2024	$20,555.21
2025	$20,318.59

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to Us. The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering Our operations for the preceding year and Our financial condition as of the end of such year. Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of Our operations periodically. The Department does not engage in any supervision of Our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00. The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value. The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

2

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes charged by Us.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Separate Account E as of December 31, 2025 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, have been incorporated by reference herein from the registrant's N-VPFS filing, filed with the Securities and Exchange Commission on April 28, 2026 (File No. 811-21742), and have been incorporated by reference in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

3

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining

the Net Investment Factor of a Subaccount

of Separate Account E

Net Investment Factor =	A+B C

Where:
A = The Net Asset Value of a Fund share as of the end of the current Valuation Period.	=	$8.51000000
Assume
B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by Us.
Assume	=	$0
C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
Assume	=	$8.39000000
Then, the Net Investment Factor = 8.51000000 + 0	=	$1.01430274
8.39000000

EXAMPLE B

Formula and Illustration for Determining

Unit Value of a Subaccount

of Separate Account E

Unit Value =	A x B
Where:
A = The Unit Value for the immediately preceding Valuation Period.
Assume	=	$1.46328760
B = The Net Investment Factor for the current Valuation Period.
Assume	=	$1.01430274
Then, the Unit Value = $1.46328760 x 1.01430274	=	$1.484216622

4

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Separate Account E (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[5]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[5]

(d)	Specimen Variable Universal Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[2]

(e)	Form of application used with contracts provided in response to (d) above.[3]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[5]

(2)	By-laws of NNY.[5]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[5]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[5]

(2)	Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[6]

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[5]

(2)	Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-239745), filed via EDGAR on April 29, 2022.

(j)	None.

(k)	Opinion and consent of counsel.[5]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e- 3(T)(b)(12)(iii) under the Investment Company Act of 1940.[4]

(r)	Not applicable.

(s)	Powers of Attorney

1)	Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer., Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239745), filed via EDGAR on April 29, 2022.

2)	Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-239745) filed via EDGAR on April 28, 2023.

3)	Power of attorney for Gary France. Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-239745), filed via EDGAR on April 30, 2024.

4)	Powers of attorney for Michael Magarian, Jordan Price, and Kathy Belfi. Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-239745), filed via EDGAR on April 29, 2025.

1	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-123756; 811-21742) filed by the Registrant on April 1, 2005.
2	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on March 14, 2014.

3	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on October 28, 2013.
4	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on April 26, 2018.
5	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239745, 811-04328) filed by the Registrant on July 8, 2020.
6	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239745, 811-21742) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06102-5056.

Name	Positions and Offices with Depositor

Phillip J. Gass	President, Chief Executive Officer and Director

Thomas M. Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

Thomas Williams	Director

Kathy Belfi	Director

Kevin J. Gregson	Director

Leland C. Launer	Director

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President, Actuary

Jan Buchsbaum	Vice President, Chief Product Officer

Sam S.F. Caligiuri	Vice President, Assistant Secretary

Steve L. Carlton	Vice President

Michael Donovan	Vice President, Chief Actuary

Michael Magarian	Vice President, Chief Accounting Officer

John Murphy	Vice President, Corporate Auditor

Vernon Young	Vice President, Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Chief Compliance Officer, Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Joel Cordoba	Assistant Treasurer

Jordan Price	Vice President, Chief Financial Officer and Treasurer

Sean Ryan	Vice President, Chief Information Security Officer

Joseph Orofino	Vice President, Chief Investment Officer

Angelus Tammaro	Assistant Vice President, Deputy Chief Compliance Officer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

Nassau Financial Group GP Ltd.	Contract
Nassau Financial Group, L.P.	Contract
Nassau Asset Management LLC	100
Nassau CorAmerica LLC	100
Nassau CorAmerica Loan Company LLC	100
Nassau CorAmerica Advisors LLC	100
NCA Realty Partners LLC	100
NCA Realty Partners GP LLC	100
NCA Realty Fund I LP	Contract
NCA Realty Fund II LP	Contract
156W Co-Invest LP	Contract
NCARP SGP LLC	100
Nassau NGC Holdings LLC	100
Nassau Global Credit GP LLC	100
NGC Loan Fund LP	Contract
NGC Enhanced Loan Master Fund LP	Contract
NGC Enhanced Loan Offshore Fund LP	Contract
NGC Enhanced Loan Fund LP	Contract
AIC Credit Opportunities Partners Fund II UGP, LLC	100
AIC Credit Opportunities Partners Fund II GP, L.P.	100
AIC Credit Opportunities Partners Master Fund II, LP	Contract
AIC COP Investments LLC	Contract
AIC COP Facility 2, LLC	Contract
AIC Credit Opportunities Partners Fund II (Offshore), L.P.	Contract
AIC Credit Opportunities Partners Fund II, L.P.	Contract
AIC Credit Opportunities Partners Fund II-A, L.P.	Contract
AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P.	Contract
Nassau Global Credit LLC	100
NGC CLO Manager LLC	100
NGC Management LLC	100
NGC Management (UK) Ltd	100
Nassau NGC Blocker (UK) Ltd.	100
Nassau Global Credit (UK) LLP	99[1]
NGC Opportunities GP LLC	100
NGC Opportunities Master Fund LP	Contract

1 NGC Management (UK) Ltd owns 1%

Sch Y – Part 1

NGC Opportunities Offshore Fund LP	Contract
NGC Opportunities Onshore Fund LP	Contract
Nassau NPC Holdings LLC	100
Nassau Private Credit LLC	100
Nassau Private Credit GP LLC	100
Nassau Private Credit Onshore Fund LP	Contract
Nassau Private Credit Master Fund LP	Contract
Nassau Private Credit Offshore Fund LP	Contract
NPC Tactical Opportunities Fund LP	Contract
BSL Corporate Credit Opportunities 1 LP	Contract
NPC SGP LLC	100
NPC Diversified Income GP LLC	100
NPC Diversified Income Ratings Passthrough Feeder Fund LLC	Contract
NPC Diversified Income Fund LP	Contract
NPC Diversified Income Master Fund LP	Contract
NPC Diversified Income Offshore Fund LP	Contract
NPC Credit Opportunities Fund GP, LLC	100
NPC Credit Opportunities Onshore Fund, LP	Contract
NPC Credit Opportunities Offshore Fund, LP	Contract
NPC Credit Opportunities Master Fund, LP	Contract
Nassau Alternative Investments LLC	100
NAMCO Services LLC	100
Nassau BPC Holdings LLC	Contract[2]
Nassau Insurance Group Holdings GP, LLC	Contract
Nassau Insurance Group Holdings, L.P.	Contract
The Nassau Companies	100
Nassau Life Insurance Company of Kansas	100
Nassau Life and Annuity Company	100
Nassau Life and Annuity Company ABS C-I	100
Nassau Life and Annuity Company ABS D-I	100
Lynbrook Re, Inc.	100
Nassau Distribution Holdings II LLC	100
Golub Capital NFG Lending Funding I, L.P.	100
Golub Capital NFG Lending Master Fund I, LLC	100
Golub Capital NFG Lending Funding II, L.P.	100
Golub Capital NFG Lending Master Fund II, LLC	100
Fortress Lending Fund IV (NFG) Rated Note Company LLC	50
Fortress Lending Fund IV (NFG) LP	100

2 Equity interests are owned by Nassau Asset Management LLC (11.92%), Nassau Life Insurance Company (22.02%), Nassau Life and Annuity Company (22.02%) and PHL Variable Insurance Company (44.04%).

NSRE Saybrus Holdings, LLC	100
Sunrise Re, Inc.	100
Nassau Re/Imagine LLC	100
Nassau Employee Co-Invest Fund II LLC	51[3]
The Nassau Companies of New York	100
Nassau CLO SPV-I LLC	100
Nassau CLO SPV-II LLC	100
Nassau Life Insurance Company	100
Nassau Life Insurance Company ABS A-I	100
Nassau Life Insurance Company ABS B-I	100

3 Current employees of The Nassau Companies of New York and its affiliates own 52%.

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)	serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)	1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter

Stephen Anderson	Chief Compliance Officer and Director

Thomas M. Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	President and Secretary

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)	The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 29th day of April, 2026.

FIRST INVESTORS LIFE (SEPARATE ACCOUNT E) (Registrant)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 333-239745 on April 29, 2026.

Signature	Title

/s/ Phillip J. Gass	President, Chief Executive Officer and Director
*Phillip J. Gass

/s/ Kostas Cheliotis	Vice President, General Counsel, Secretary and Director
Kostas Cheliotis

/s/ Thomas M. Buckingham	Vice President, Chief Growth Officer, and Director
*Thomas M. Buckingham

/s/ Jordan Price	Vice President, Chief Financial Officer and Treasurer
*Jordan Price

/s/ Michael Magarian	Vice President, Chief Accounting Officer
*Michael Magarian

/s/ Kathy Belfi	Director
*Kathy Belfi

/s/ Kevin J. Gregson	Director
*Kevin J. Gregson

/s/ Leland C. Launer	Director
*Leland C. Launer

/s/ Thomas A. Williams	Director
*Thomas A. Williams

By:	/s/ Kostas Cheliotis
Kostas Cheliotis
*As Attorney-in-Fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

Exhibit Number	Description

(n)	Consents of Independent Registered Public Accounting Firm